SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 13, 1999
(Date of earliest event reported)

                      GS Mortgage Securities Corporation II
             (Exact name of registrant as specified in its charter)

   Delaware                       333-65921                    22-3442024
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(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)               Identification No.)
Incorporation)

          85 Broad Street, New York, N.Y.                        10004
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          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 902-1000
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     Attached as an exhibit to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Goldman, Sachs & Co. ("Underwriter") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65921) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99 Computational Materials

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           GS MORTGAGE SECURITIES CORPORATION II


                                           By: /s/ Jay Strauss
                                              ----------------------------------
                                              Name: Jay Strauss
                                                    ----------------------------
                                              Title: Secretary
                                                     ---------------------------

Date: January 14, 1999

                                  Exhibit Index

Format           Exhibit No.          Description                  Page
------           -----------          -----------                  ----

P                99                   Computational Materials      5